UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Definitive Information Statement

EVIO, INC.
(Name of Registrant as Specified in Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EVIO, INC.

2654 W. Horizon Ridge Pkwy B5-208, Henderson, NV 89502

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT FOR EVIO, INC.

To the Shareholders of EVIO, Inc.:

NOTICE IS HEREBY GIVEN to you as a stockholder of EVIO, Inc., a Colorado corporation (the “Company,” “we,” “us” or “our”), that you are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) relating to the matters described below. This notice presents only an overview of the more complete Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a stockholder of the Company, you need not take any action.

By sending you this notice, we are notifying you that we are making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the full Information Statement on our website at http://www.eviolabs.com. To view and print the Information Statement, click on the link of the appropriate information statement in order to open the document. You may request a paper copy or PDF via email of the Information Statement, free of charge, by contacting us in writing at EVIO, Inc. c/o Lori Glauser, 2654 W. Horizon Ridge Pkwy, B5-208, Henderson, NV 89502 or by calling 702-748-9944. If you do not request a paper copy or PDF via email by October 14, 2021, you will not otherwise receive a paper or email copy. The Company’s most recent annual report and semiannual reports are available upon request, without charge, by contacting the Company at the address above. If you want to receive a paper copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

The materials available to shareholders on the Company’s website and by sending a request as described above include: (i) the Information Statement; (ii) the Company’s Annual Report for the fiscal year 2019 and (iii) the Company’s quarterly financial statements for fiscal year 2020.

We are furnishing this notice and Information Statement to the holders of our common and preferred stock, as of July 15, 2021, in connection with the approval by written consent of the Company’s Board of Directors and holders of a majority of the issued and outstanding voting stock of the Company to increase the number of authorized shares of Capital Stock of the Company to 20,100,000,000 shares (the “Share Increase”), $0.0001 par value per share. In accordance with Rule 14c-2 promulgated under the Exchange Act, the above transactions will become effective no sooner than 40 days from the date the definitive Information Statement is available to shareholders. This notice is first being sent to our stockholders on or about [MAILING DATE].

The written consent that we received constitutes the only stockholder approval required for to approve the foregoing actions under the FBCA and, as a result, no further action by any other stockholder is required to approve the foregoing and we have not and will not be soliciting your approval of the same. This notice and the Information Statement shall constitute notice to you of the action by written consent in accordance with the FBCA and Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On behalf of the Board of Directors,

/s/ Lori Glauser

Name: Lori Glauser

Chief Executive Officer and Director

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended

EVIO, Inc.

2654 West Horizon Ridge Parkway B5-208 Henderson, NV 89052

THIS INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

A NOTICE OF THE INTERNET AVAILABILITY OF THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT [MAILING DATE] TO STOCKHOLDERS OF RECORD ON JULY 15, 2021.

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of EVIO, Inc., a Colorado Corporation (the “Company”), to notify such Stockholders that on or about July 9, 2021, the Company received written consents in lieu of a meeting of Stockholders from holders of 3,506,447,017 shares of voting securities representing approximately 56.58% of the shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to amend the Company’s Certificate of Incorporation to effect the following corporate actions:

(1) to increase the number of authorized common shares from 4,010,000,000 to 20,100,000,000 (the “Increase”).

On July 10, 2021, the Board of Directors of the Company approved the Increase, subject to Stockholder approval. The Majority Stockholders approved the Increase by written consent in lieu of a meeting on July 9, 2021. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Increase. The Increase will become effective when we file the Certificate of Amendment (the “Amendment”) with the Secretary of State of the State of Colorado the Definitive Information Statement is filed and mailed to Stockholders of Record. The Increase is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Dated: July 15, 2021

For the Board of Directors of

EVIO, Inc.

By:	/s/ Lori Glauser
Lori Glauser
Chief Executive Officer and Director

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Information Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

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RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTIONS TO BE TAKEN

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The Board and the Majority Stockholders have adopted and approved an amendment to the Company’s Certificate of Incorporation to increase the number of our authorized shares of capital stock from 4,100,000,000 to 20,100,000,000 (the “Authorized Capital”). The Authorized Capital stock of the Corporation shall therefore be twenty billion shares (20,000,000,000 shares) of common stock and one hundred million shares 100,000,000 shares of Preferred Stock, of which 5,000,000 have been authorized and issued as Series B Convertible Preferred Stock, 500,000 have been authorized and issued as Series C Convertible Preferred Stock, 1,000,000 authorized and 349,500 have been issued and are outstanding as Series D Convertible Preferred Stock, and 500,000 authorized and 350,000 have been issued as Series E Convertible Preferred Stock, and the balance of which may be issued in one or more additional series of preferred stock. The Board of Directors of the Corporation is authorized to fix the powers, preferences, rights, qualifications, limitations or restrictions of the Company’s preferred stock and any series thereof pursuant to the Company’s Certificate of Incorporation and applicable Colorado corporation law.

The rights and privileges terms of the additional authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because the holders of Common Stock do not have preemptive rights to purchase or subscribe for any new issuances of Common Stock, the authorization and subsequent potential issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. The Increase and the creation of additional shares of authorized Common Stock will not alter current stockholders’ relative rights and limitations.

The Certificate of Amendment to the Company’s Certificate of Incorporation that reflects the increase in the Authorized Capital is attached hereto as Exhibit B. The increase in Authorized Capital will become effective upon the filing of the Articles of Amendment with the Secretary of State of the State of Colorado which is expected to occur as soon as is reasonably practicable on or after the fortieth (40th) day following the mailing of the Notice of Internet Availability to our stockholders for the benefit of the Company’s stockholders.

Reason for Increase in Authorized Capital

On or about July 12, 2021, the Company entered into a letter of intent to acquire Leading Edge Pharms, Inc. The requirements to complete this transaction include ensuring sufficient shares authorized to support the closing of the transaction. Furthermore, in order to permit the Company to raise capital, meet lender covenants, or issue our common stock for other business purposes, we need to have available unissued but authorized shares of common stock and therefore need to increase the number of shares of our common stock authorized for issuance.

As a result of the increase in authorized common stock, the Company will be able to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, establishing strategic relationships with corporate partners, acquiring or investing in complementary businesses or products, providing equity incentives to employees, and effecting stock splits or stock dividends. The Company has reserved a significant number of shares of its common stock for conversion of outstanding principal and interest on its convertible notes.

Effects of Increase

In general, the issuance of any new shares of common stock will cause immediate dilution to the Company’s existing stockholders, may affect the amount of any dividends paid to such stockholders and may reduce the share of the proceeds of the Company that they would receive upon liquidation of the Company. Another effect of increasing the Company’s authorized common stock may be to enable the Board of Directors to render it more difficult to, or discourage an attempt to, obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (such as private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company, even if such party is offering a significant premium over the current market price of the common stock. Such an issuance of shares of common stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this resolution was not presented with the intent that the increase in the Company’s authorized common stock be utilized as an anti-takeover measure.

The increase in the number of the Company’s Authorized Capital from 4,100,000,000 shares of common stock to 20,100,000,000 shares of common stock by means of an amendment to the Company’s Certificate of Incorporation was approved by the Majority Shareholders.

Proposals By Security Holders

No security holder has requested the Company to include any additional proposals in this Information Statement.

Tax Consequences

There are no federal tax consequences associated with this increase of Capital Stock.

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Amended Certificate of Incorporation

Upon the effectiveness and on the date that is forty (40) days following the mailing of the Notice of Internet Availability to our stockholders, the Board of Directors shall have the Company’s Certificate of Amendment to the Articles of Incorporation filed with the State of Colorado in order to effect the Increase.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our Company since October 1, 2020 being the commencement of our last completed financial year;

2. any proposed nominee for election as a director of our Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” To our knowledge, no director has advised that he intends to oppose the Increase as more particularly described herein.

OUTSTANDING VOTING SECURITIES

The authorized capital stock of our company consists of 4,100,000,000 shares of capital stock, consisting of 4,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock.

Common Stock

The Company has 4,000,000,000 shares of common stock authorized, with

Series B Convertible Preferred Stock

The Series B Preferred Stock ranks equal to the Common Stock on liquidation and pays no dividend. Each share of Series B Preferred is convertible, at the option of the holder, into one (1) fully paid and non-assessable share of the Common Stock at any time. On any matter presented to our Stockholders, each holder of outstanding shares of Series B Preferred shall be entitled to cast one (1) vote for each share of Series B Preferred held by such holder as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by other provisions of our articles of incorporation, holders of Series B Preferred Stock shall vote together with holders of our Common Stock as a single class.

The Company has designated 5,000,000 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) with a par value of $0.0001 per share. The Company has 5,000,000 shares of Series B Convertible Preferred Stock issued and outstanding as of July 9, 2021.

Series C Convertible Preferred Stock

The Series C Preferred Stock ranks equal to the Common Stock on liquidation and pays no dividend. Each share of Series C Preferred is convertible, at the option of the holder, into one (1) fully paid and non-assessable share of the Common Stock at any time. On any matter presented to our Stockholders, each holder of outstanding shares of Series C Preferred shall be entitled to cast five (5) votes for each share of Series C Preferred held by such holder as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by other provisions of our articles of incorporation, holders of Series C Preferred Stock shall vote together with holders of our Common Stock as a single class.

The Company has designated 500,000 shares of Series C Convertible Preferred Stock (“Series C Preferred Stock”) with a par value of $0.0001 per share. There were 500,000 shares of Series C Convertible Preferred Stock issued and outstanding as of July 9, 2021.

Series D Convertible Preferred Stock

The Series D Preferred Stock ranks equal to the Common Stock on liquidation and pays no dividend. Each share of Series D Preferred is convertible, at the option of the holder, into one (1) fully paid and non-assessable share of the Common Stock at any time. On any matter presented to our Stockholders, each holder of outstanding shares of Series D Preferred shall be entitled to cast two and ½ (2.5) votes for each share of Series D Preferred held by such holder as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by other provisions of our articles of incorporation, holders of Series D Convertible Preferred Stock shall vote together with holders of our Common Stock as a single class.

The Company designated 1,000,000 shares of Series D Convertible Preferred Stock (“Series D Preferred Stock”) with a par value of $0.0001 per share. There were 349,500 shares of Series D Convertible Preferred Stock issued and outstanding as of July 9, 2021.

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Series E Convertible Preferred Stock

The Series E Preferred Stock ranks equal to the Common Stock on liquidation and pays no dividend. Each share of Series E Preferred is convertible, at the option of the holder, into one (1) fully paid and non-assessable share of the Common Stock at any time. On any matter presented to our Stockholders, each holder of outstanding shares of Series D Preferred shall be entitled to cast 10,000 thousand (10,000) votes for each share of Series E Preferred held by such holder as of the record date for determining shareholders entitled to vote on such matter. Except as provided by law or by other provisions of our articles of incorporation, holders of Series E Convertible Preferred Stock shall vote together with holders of our Common Stock as a single class.

The Company designated 500,000 shares of Series E Convertible Preferred Stock (“Series E Preferred Stock”) with a par value of $0.0001 per share. There were 350,000 shares of Series E Convertible Preferred Stock issued and outstanding as of July 9, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Company’s common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

The following table lists, as at the date hereof, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock, of which there are none, and (ii) each officer and director of our Company. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 15, 2021, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address for each beneficial owner is at 2654 W. Horizon Ridge Pkwy B5-208, Henderson, NV 89052.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include shares issuable upon exercise of options or warrants exercisable within 60 days of July ___, 2021, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person. Unless otherwise indicated below, beneficial ownership is calculated based on the 689,047,130 shares of Common Stock issued and outstanding as of the date hereof.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of All Capital Stock (1)
Lori Glauser	Common Stock	3,506,410,317	(2)	56.58%

All Officers and Directors as a Group	Common Stock	3,506,410,317		56.58%

(1)

Includes the voting power of the 5,000,000 shares of Series B Preferred Stock issued and outstanding, which in the aggregate carry the voting power of 5,000,000 shares of our Common Stock, includes the voting power of the 500,000 shares of Series C Preferred Stock issued and outstanding, which in the aggregate carry the voting power of 2,500,000 shares of our Common Stock, includes the voting power of the 349,500 shares of Series D Preferred Stock issued and outstanding, which in the aggregate carry the voting power of 699,000 shares of our Common Stock, and includes the voting power of the 350,000 shares of Series E Preferred Stock issued and outstanding, which in the aggregate carry the voting power of 2,000,000,000 shares of our Common Stock. If all such voting shares of all issued and outstanding Preferred Stock were converted into Common Stock, we would have 2,697,246,130 shares of Common Stock issued and outstanding.

(2)

Ms. Glauser owns 3,947,017 shares of common stock, 2,500,000 shares of Series B Preferred Stock, each of which carries the voting power of one share of our Common Stock, and 350,000 shares of Series E Preferred Stock, each of which carries the voting power of 10,000 shares of our Common Stock.

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DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under, Colorado Corporate Law, the Company’s Articles of Incorporation consistent with above, or Bylaws to dissent from any of the provisions adopted in the Amendment.

ANTI-TAKEOVER EFFECTS OF THE PROPOSED INCREASE

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Although the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device, it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders. For example, shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Each of these, together with other anti-takeover provisions in our charter documents and provided by Colorado law, could potentially limit the opportunity for the Company’s stockholders to dispose of their stock at a premium.

The Company’s articles of incorporation and by-laws do not presently contain any provisions having anti-takeover effects and this proposal is not a plan by management to adopt a series of amendments to the Company’s articles of incorporation or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

EFFECTIVE DATE OF INCREASE

Pursuant to Rule 14c-2 under the Exchange Act, the Preferred Stock Transaction shall not be filed with the Secretary of State of Colorado until a date at least forty (40) days after the date on which the Notice of Internet Availability has been mailed, upon request, to the Stockholders.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended September 30, 2019; and

2.	Quarterly Report on Form 10-Q for the quarter ended June 30, 2020; and

3.	Management’s Discussion and Analysis included in Form 10-Q for quarter ended June 30, 2020; and

4.	Changes in and Disagreements with Accountants included in Form 10-Q for quarter ended June 30, 2020.

The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed. Shareholders sharing the same address will receive one copy from the company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, EVIO, Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

EVIO, INC.

By:	/s/ Lori Glauser
Lori Glauser
CEO and Director

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Appendix A

THIRD AMENDMENT

TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

EVIO, INC.

EVIO, Inc., a Colorado corporation, having its principal office at 2654 W. Horizon Ridge Pkwy B5-208, Henderson, NV 89052 (hereinafter referred to as the “Corporation”) herby certifies to the Secretary of State of Colorado that:

FIRST: The Corporation desires to amend its Amended and Restated Articles of Incorporation (the “Articles”) in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect, as hereinafter provided.

SECOND: The following amendments to the Articles were duly adopted by the Board of Directors (“Board”) of the Corporation on July 10, 2021 setting forth proposed amendments of the Articles, declaring said amendments to be advisable and subject to a majority vote of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED that ARTICLE IV of the Articles is hereby deleted in its entirety and replaced with the following:

“The total number of shares of stock which the corporation shall have authority to issue is 20,100,000,000 shares, of which 20,000,000,000 shares of $.0001 par value shall be designated as Common Stock and 100,000,000 shares of $.0001 par value shall be designated as Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued in one or more series. The Board of Directors of the Corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series and to fix the numbers of shares of any series.

THIRD: With the foregoing exception, the remaining provisions of the Articles shall remain unchanged and in full force and effect.

NOW, THEREFORE, the Corporation causes this Amendment to be filed with the Office of the Secretary of the State of Colorado, as such amendment to its Articles is authorized by the unanimous written consent of the Board in accordance with §7-108-202 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, I, Lori Glauser, the Chief Executive Officer of the Corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of this 10th day of July 2021.

/s/ Lori Glauser
Lori Glauser

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